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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.9
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                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          9
AMERICAN WASTE TRANSPORT, INC.                                                               -
                                                                  For the period FROM:       8/1/01
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        8/31/01
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $3,543,535.12        $608,892.03       $234,448.84
                                                                  -------------------- ----------------- ------------------
B.    Less:  Total Disbursements per all Prior Statements         $3,487,590.07        $606,516.86       $233,911.92
                                                                  -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $   55,945.05        $  2,375.17       $    536.92
                                                                  -------------------- ----------------- ------------------
D.    Receipts during Current Period
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Description
      -----------


                                                                  $  41,205.00
      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  $  97,150.05         $  2,375.17       $    536.92
                                                                  -------------------- ----------------- ------------------
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------




      TOTAL DISBURSEMENTS THIS PERIOD:                                                                   $     18.00
G.       Ending Balance (E less F)                                $   32,131.09
                                                                  -------------------- ----------------- ------------------
                                                                  $   65,018.96        $   2,375.17      $    518.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2019-36009
                               ----------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2012-36007
I.    Other monies on hand (SPECIFY TYPE AND LOCATION) (i.e. Certificates of Deposit, Petty Cash):
        Petty Cash  $3,000.00
        ---------------------
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  October 11, 2001



                                         /s/ Eugene W. Tidgewell
                                         Debtor in Possession or Trustee

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                            AMERICAN WASTE TRANSPORT
                                 Deposit Detail
                                   August 2001




       Type             Num         Date           Name                  Account                Amount
--------------------   -------   ------------   ------------   ----------------------------   ------------
Deposit                           08/02/2001                   1001-SANWA CHECKING              11,235.00

Payment                20638      08/02/2001    CRT            1499-UNDEPOSITED FUNDS          -11,235.00
                                                                                              ------------
TOTAL                                                                                          -11,235.00

Deposit                           08/03/2001                   1001-SANWA CHECKING              29,970.00

Payment                           08/03/2001    CRT            1499-UNDEPOSITED FUNDS           -7,520.00
Payment                           08/03/2001    POTENTIAL      1499-UNDEPOSITED FUNDS          -22,450.00
                                                                                              ------------
TOTAL                                                                                          -29,970.00

General Journal                   08/21/2001                   1002-SANWA PAYROLL..

TOTAL                                                                                                0.00
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                            AMERICAN WASTE TRANSPORT
                                Operating Account
                         For the Month of August , 2001

     Type             Date         Num               Name                       Split            Deposit     Disb         Balance
----------------   ------------   ------ -----------------------------------------------------------------------------   ----------
                                                                                                                         55,945.05
1001-SANWA CHECKING                                                                                                      55,945.05
Deposit             08/02/2001                                       1499-UNDEPOSITED FUNDS     11,235.00                67,180.05
Deposit             08/03/2001                                       -SPLIT-                    29,970.00                97,150.05
Bill Pmt -Check     08/03/2001    1437   INTERNAL REVENUE SERVICE    2001-A/P - POST FILING                 -1,131.09    96,018.96
Bill Pmt -Check     08/24/2001    1438   USA BIOMASS                 2001-A/P - POST FILING                      0.00    96,018.96
Bill Pmt -Check     08/24/2001    1439   USA BIOMASS                 2001-A/P - POST FILING                -31,000.00    65,018.96
                                                                                                ----------------------   ----------
Total 1001-SANWA CHECKING                                                                       41,205.00  -32,131.09    65,018.96
                                                                                                ----------------------   ----------
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                                                        AMERICAN WASTE TRANSPORT
                                                        Payroll Account
                                                        For the Month of August , 2001

      Type              Date        Num       Name            Memo            Class     Clr     Split       Amount      Balance
-----------------    -----------   ------    -------   --------------------   -------   ----   ---------   ---------    ---------
                                                                                                                        2,375.17
1002-SANWA PAYROLL..                                                                                                    2,375.17
                                                                                                                        2,375.17
                                                                                                           ---------    ---------
Total 1002-SANWA PAYROLL..                                                                                     0.00     2,375.17
                                                                                                           ---------    ---------
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                            AMERICAN WASTE TRANSPORT
                               Payroll Tax Account
                         For the Month of August , 2001




  Type         Date        Num       Name          Memo          Class     Clr              Split              Amount      Balance
---------   -----------   -------   -------   ----------------   -------   -----   ------------------------   ----------   ---------
                                                                                                                             536.92
1003-SANWA PAYROLL TAXES                                                                                                     536.92
Check       08/24/2001                        Service Charge                 X     6050-BANK CHARGES             -18.00      518.92
                                                                                                              ----------   ---------
Total 1003-SANWA PAYROLL TAXES                                                                                   -18.00      518.92
                                                                                                              ----------   ---------
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